EXHIBIT 77QI
MORGAN STANLEY SERIES FUNDS

                                   CERTIFICATE

         The undersigned hereby certifies that she is the Secretary of Morgan
Stanley Series Funds (the "Trust"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, that annexed hereto is an
Amendment to the Amended and Restated Declaration of Trust duly adopted by the
Trustees of the Trust on March 26, 2008 as provided in Section 9.3 of the
Declaration of Trust of the Trust, said Amendment to take effect on March 31,
2008 and I do hereby further certify that such Amendment has not been amended and is on the date hereof in full force and effect.

         Dated this 26th day of March, 2008

                                              /s/ Mary E. Mullin
                                              ------------------
                                              Mary E. Mullin
                                              Secretary

                                    AMENDMENT

Dated:              March 26, 2008
To be Effective:    March 31, 2008

                                       TO

                           MORGAN STANLEY SERIES FUNDS

                    AMENDED AND RESTATED DECLARATION OF TRUST

                                      DATED

                                  May 31, 2007

         AMENDMENT TO THE AMENDED AND RESTATED DECLARATION OF TRUST OF

                           MORGAN STANLEY SERIES FUNDS

WHEREAS, Morgan Stanley Series Funds (the "Trust") was established by the
Amended and Restated Declaration of Trust dated May 31, 2007, as amended from time to time (the "Declaration"), under the laws of the Commonwealth of
Massachusetts;

WHEREAS, Section 9.3 of the Declaration provides that the Trustees may amend the
Declaration without any Shareholder vote to designate or redesignate any Series or Classes;

WHEREAS, the Trustees of the Trust have deemed it advisable to redesignate the
Class D Shares of the Trust as the Class I Shares, such change to be effective on March 31, 2008;

NOW, THEREFORE:

1.   The Declaration is hereby amended to redesignate Class D Shares of the
     Trust as "Class I Shares."

2.   The Trustees of the Trust hereby reaffirm the Declaration, as amended, in all respects.

3.   This amendment may be executed in more than one counterpart, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

IN WITNESS THEREOF, the undersigned, the Trustees of the Trust, have executed this instrument this 26th day of March 2008.

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/s/ Frank L. Bowman                                            /s/ Michael Bozic
-------------------                                            -----------------
Frank L. Bowman, as Trustee, and not individually              Michael Bozic, as Trustee, and not individually
c/o Kramer Levin Naftalis & Frankel LLP                        c/o Kramer Levin Naftalis & Frankel LLP
Counsel to the Independent Trustees                            Counsel to the Independent Trustees
1177 Avenue of the Americas                                    1177 Avenue of the Americas
New York, NY 10036                                             New York, NY 10036
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/s/ Kathleen A. Dennis                                         /s/ Dr. Manuel H. Johnson
----------------------                                         -------------------------
Kathleen A. Dennis, as Trustee, and not individually           Dr. Manuel H. Johnson, as Trustee, and not individually
c/o Kramer Levin Naftalis & Frankel LLP                        c/o Johnson Smick Group, Inc.
Counsel to the Independent Trustees                            888 16th Street, N.W., Suite 740
1177 Avenue of the Americas                                    Washington, D.C. 20006
New York, NY 10036
-------------------------------------------------------------------------------------------------------------------

/s/ James F. Higgins                                           /s/ Joseph J. Kearns
---------------------                                          --------------------
James F. Higgins, as Trustee, and not individually             Joseph J. Kearns, as Trustee, and not individually
c/o Morgan Stanley Trust                                       c/o Kearns & Associates LLC
Harborside Financial Center, Plaza Two                         PMB754
Jersey City, NJ 07311                                          23852 Pacific Coast Highway
                                                               Malibu, CA 90265
-------------------------------------------------------------------------------------------------------------------

/s/ Michael F. Klein                                           /s/ Michael E. Nugent
--------------------                                           ---------------------
Michael F. Klein, as Trustee, and not individually             Michael E. Nugent, as Trustee, and not individually
c/o Kramer Levin Naftalis & Frankel LLP                        c/o Triumph Capital, L.P.
Counsel to the Independent Trustees                            445 Park Avenue
1177 Avenue of the Americas                                    New York, NY 10022
New York, NY 10036
-------------------------------------------------------------------------------------------------------------------

/s/ W. Allen Reed                                              /s/ Fergus Reid
-----------------                                              ---------------
W. Allen Reed, as Trustee, and not individually                Fergus Reid, as Trustee, and not individually
c/o Kramer Levin Naftalis & Frankel LLP                        c/o Lumelite Plastics Corporation
Counsel to the Independent Trustees                            85 Charles Colman Blvd.
1177 Avenue of the Americas                                    Pawling, NY 12564
New York, NY 10036
-------------------------------------------------------------------------------------------------------------------

STATE OF NEW YORK    )
                     )ss:
COUNTY OF NEW YORK   )

     On this 26th day of March 2008, FRANK L. BOWMAN, MICHAEL BOZIC, KATHLEEN A.
DENNIS, MANUEL H. JOHNSON, JAMES F. HIGGINS, JOSEPH J. KEARNS, MICHAEL F. KLEIN,
MICHAEL E. NUGENT, W. ALLEN REED AND FERGUS REID, known to me to be the individuals described in and who executed the foregoing instrument, personally appeared before me and they severally acknowledged the foregoing instrument to be their free act and deed.

                                              /s/ Indira Alli
                                              ----------------------------
                                              Notary Public

My Commission expires: February 7, 2009